Exhibit 10.4

CENTRAL VALLEY TRUCK CENTER
2707 So. East Ave. P.O. Box 1188
FRESNO, CA 93715 266 9531
www.centralvalleytruckcenter.com



Date     8-26-04           PURCHASE ORDER                     047341
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To       S.T.S. Body Co.
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Address  21101 Alessandro Blvd, Moreno Valley
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Please enter our order for the following:

QUANTITY                   DESCRIPTION               PRICE             AMOUNT
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 (9)    Front Loader per the City of               70,219.00        631,971.00
        Fresno Bid #8516-Bodies

(9)     3-Color paint per the City of
        Fresno Specs                                 3345.00         30,105.00

FOR JOB NO.                         ACCOUNT                   APPROVED BY

                                                              /s/ R. ARANAS